                                                               December 31, 1995

Dear American Odyssey Funds Participant:

     We are pleased to provide you with the American Odyssey(R) Funds Annual Report. As you may know, the American Odyssey Funds were created to provide a range of investment options, each seeking maximum long-term total return in a particular asset class. Consistent with this objective, each Fund is advised on a day-to-day basis by a carefully selected portfolio manager, chosen for its expertise in managing investments ranging from domestic equity and fixed income to international equity.

     1995 has been a truly extraordinary year for the capital markets. The domestic stock markets, international stock markets, and domestic bond markets all rose dramatically in 1995. I am pleased to report that the American Odyssey Funds participated in these increases.

     The Core Equity Fund total return of 38.6% exceeds its measurement benchmark return of 37.6%, and was the best performing fund of the Travelers Universal Annuity 29 available fund options. The Emerging Opportunities Fund, 1994's best performing Travelers Universal Annuity fund, return of 32.2%, exceeded its benchmark return of 31.7%. This Fund was named the Number One Performing Fund in its category for the two-year period ending December 31, 1995 by Lipper Analytical Services, Incorporated. The Emerging Opportunities Fund is part of Lipper's Variable Annuity Small Company Growth category. The International Equity Fund return of 19.0% far exceeded the benchmark return of 11.6%.

     1995 bond fund returns were at highs not seen since 1985, and were the third best returns in post war years. The Long Term Bond Fund return of 22.4% surpassed the benchmark return of 21.3%. Intermediate Term Bond Fund and Short Term Bond Fund returns of 15.0% and 10.9%, respectively, fell slightly below their benchmark returns of 15.3% and 12.9%.

     Following this letter you will find a performance summary from each portfolio manager for their respective Funds as well as their view of the future. Following their analyses are financial statements for the Funds and a listing of the individual securities held by each Fund. It is my hope that this Annual Report will give you a complete understanding of how your retirement savings are being managed.

     Thank you for participating in the American Odyssey Funds. We look forward to a long partnership in helping you achieve your financial objectives.

                                Very truly yours,

                                AMERICAN ODYSSEY FUNDS MANAGEMENT, INC.

                                /s/
                                ---------------------------------------
                                GEORGE VLAISAVLJEVICH
                                President

                   AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

     The International Equity Fund returned 19.00% for the year ended December 31, 1995. The MSCI EAFE Index returned 11.55% for the same period.

     While 1995 was a year of strength in international markets, there was a wide divergence in the returns of the individual markets. In general, Europe was strong while the Pacific Rim area had mixed results.

     In Europe, the U.K. was one of the best performing markets. Its performance was helped by a number of factors including: merger activity (with bids totaling close to $50 billion in U.S. dollars); a favorable interest rate environment; increased political stability following John Major's mid-year victory in the Conservative Party leadership contest; and the continued strength in the U.S. equity market.

     In Continental Europe, most major markets moved ahead strongly with the notable exception of France and Italy, both of which were rocked by political uncertainty. In addition, the French market was hurt by the impact of a strong currency and a high budget deficit on the economy. However, despite the year-end industrial action which brought the country to a virtual standstill, the market did recover some ground as investors positively viewed the strong stance taken by the Government. Low inflation, declining interest rates and improved investor sentiment sparked the rally in other European markets with particularly strong performances in Switzerland, the Netherlands, Spain, Sweden and Ireland.

     In the Far East, the largest single market, Japan, ended the year up less than 1%, a result which masked considerable volatility during the year. The market weakness early in the year was followed by relative strength in the second half. The performance of the Yen was the inverse of the market, with the second half weakness stemming from concerted intervention from the world's major central banks. While the Yen's decline provides much needed relief to Japan's export sector, many other problems remain, the principal one being the banking crisis.

     Smaller Far Eastern markets improved after a poor start to the year which had been fueled by an unwarranted reaction to the Mexican crisis. Later in the year, weakness was experienced in some markets, following the tightening of liquidity by authorities in an attempt to prevent overheating as a result of the recent strong economic growth.

     Australia ended the year on a strong note helped by good results from the resource sector and the prospect of lower interest rates.

FUND REVIEW

     The Fund's outperformance for the year resulted from strong across-the-board performances from many of the Themes and from some individual stocks within the remainder. We define "Theme" generally as any economic event which we believe will produce above-average growth opportunities.

     The low interest rate environment across Europe helped financial companies to move ahead strongly, resulting in a rally in the holdings within the Insurance and Lower Interest Rate Themes. We increased the weighting in these Themes with the purchase of three U.K stocks:
Lloyds Bank, Barclays Bank, and General Accident.

     Pharmaceutical companies within the Healthcare Theme reported impressive earnings growth, and this together with takeover activity in the sector, boosted the performance of the Healthcare Theme. We added four new stocks here during the year: Hoechst (Germany), Medeva (U.K.), Zeneca (U.K.), and Roche Holdings (Switzerland).

     The Multimedia Opportunities Theme also made a significant contribution to the overall Fund performance, as strong corporate earnings and takeover activity provided upward momentum to stock prices.

     Cyclical companies fell out of favor, as 'bears' anticipated a recession, negatively affecting our Cyclical Recovery Theme. We believe, however, that the current low growth, low inflation environment provides a positive backdrop for companies and anticipate considerable upside potential for many cyclical stocks.

     As a group, the Themes directed at the growth in the Far East were strong, particularly in the consumer spending and financial services areas. The strong economic growth in this region continues to provide above average growth opportunities and we will increase the emphasis on banking, construction and consumer stocks.

OUTLOOK

     We believe that the major economies will continue to experience steady economic growth. The only significant exception is Japan, where we believe an economic recovery will be somewhat delayed.

     In our view, equity markets worldwide will be supported by a range of factors which have fallen into place. These include the downward bias of interest rates, the strength of bond markets, underpinned by subdued inflation and excess capital in corporate balance sheets, leading to increased dividend payouts and/or share buybacks.

     Although some equity markets in Europe stand at historically high levels, following the returns achieved in 1995, we do not believe that they are excessively valued. We believe that valuation levels in many of the Far East (ex Japan) markets which did not participate in the rally are now at attractive levels and will look to increase our weightings in this region, primarily by adding to existing Themes and stocks.

BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED
INVESTMENT SUBADVISER TO THE AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
               IN THE AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND
                              AND MSCI EAFE INDEX*

                                   INTERNA-
      MEASUREMENT PERIOD          TIONAL EQ-
    (FISCAL YEAR COVERED)          UITY FUND      MSCI EAFE*
5/31/93                                  10000           10000
6/30/93                                   9819            9900
9/30/93                                  10210           10512
12/31/93                                 11980           10570
3/31/94                                  11220           10946
6/30/94                                  11110           11514
9/30/94                                  11590           11532
12/31/94                                 11144           11423
3/31/95                                  11267           11644
6/30/95                                  12158           11737
9/30/95                                  13101           12236
12/31/95                                 13260           12741

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

     --------------------
      * South Africa-Free from 5/93-12/93
     ** Fund's inception date

                    MORGAN STANLEY CAPITAL INTERNATIONAL --
                       EUROPE, AUSTRALIA, FAR EAST INDEX

     The arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following 18 countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                      (This page intentionally left blank)

                  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

     The year 1995 will go down as one of the best on record for the equity markets. Although larger stocks, in general, outperformed their smaller counterparts, the American Odyssey Emerging Opportunities Fund posted a return for the year of 32.2%, slightly ahead of its benchmark, the Russell 2500, which returned 31.7%. We are looking forward to a strong 1996, with a premium being placed on those companies that continue to show solid earnings gains.

     Returns for the Fund had been strong through the end of November, but sharp corrections in many stocks in December pulled down results for the year. Areas that contributed most positively to returns included business services stocks, software issues, healthcare, niche-industrial services companies, and a rebound in some depressed restaurant issues. Weakness in the fourth quarter, and for the year, was seen in the retail group, particularly apparel, computer equipment/distribution, and electronics issues. The sharp year-end correction was driven by a sell-off in technology, especially stocks that were in any way related to personal computer sales. That area was due for a correction, as it had been a market leader for some time.

     As we look into 1996 we see opportunity for growth stock investors. There are a number of positive factors that will affect the markets. On the political front, it is an election year, which is usually a positive for the equity markets. An eventual resolution to the current budget wrangling will be a plus. Particularly positive for growth stocks is the very real potential for a capital gains tax cut during the year which would most likely be retroactive to the beginning of the year. Economically, we have reasonable, albeit slowing growth in the economy, low inflation and low interest rates, all of which are positive for growth stock investors. On the cautionary side of the ledger we have a market that has set a record run for length of time and move up without at least a 10% correction. Interest rates are unlikely to decline in 1996 as dramatically as they did last year. Finally, earnings growth is slowing for many companies. Our expectation is for a choppy first half of the year for the markets with some correction, and a better second half with a return to rising stock prices.

WILKE/THOMPSON CAPITAL MANAGEMENT, INC.
INVESTMENT SUBADVISER TO THE AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

Russell 2500 is a registered trademark of Frank Russell Company.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              IN THE AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND
                             AND RUSSELL 2500 INDEX

                                   EMERGING
      MEASUREMENT PERIOD          OPPORTUNI-
    (FISCAL YEAR COVERED)            TIES        RUSSELL 2500
5/31/93                                  10000           10000
6/30/93                                   9770           10104
9/30/93                                  10190           10819
12/31/93                                 10940           11012
3/31/94                                  10990           10767
6/30/94                                  10340           10387
9/30/94                                  11550           11131
12/31/94                                 12000           10895
3/31/95                                  12506           11700
6/30/95                                  14584           12744
9/30/95                                  16266           13968
12/31/95                                 15867           14349

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

     --------------------
     * Fund's inception date

                             RUSSELL 2500(R) INDEX

     The 2,500 smallest capitalization securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The Index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                       AMERICAN ODYSSEY CORE EQUITY FUND

     December closed out a remarkable year in the capital markets. We entered 1995 with strong economic momentum resulting in robust growth through the first quarter. With demand holding up and profit margins expanding corporate profits increased substantially, leading to rising expectations throughout most of the year. And, as expectations go, so do stock prices. The overall market, as measured by the S&P 500 Index, returned 37.6% in 1995 while the American Odyssey Core Equity Fund returned 38.6%.

     Virtually all sectors of the economy participated in the rise in stock prices last year, though the returns were not uniformly distributed across industries. A key theme in 1995 that led to substantial outperformance was consolidation. Both financial, especially banks, and defense stocks realized significant price appreciation as their industries witnessed a high degree of merger activity. Financial stocks were further fueled by the prospects of the Fed lowering interest rates late in the year to jump start a dramatically slowing domestic economy. Medical stocks were also big winners in 1995 due mostly to their stock prices being bid up as investors, seeking greater stability in earnings, rotated out of the more economically sensitive sectors.

     Technology had been the stand-out performer for much of the year. However, in the fourth quarter this sector showed a dramatic slowing in returns as managements announced that shipments were trailing expectations and earnings were likely to fall short of projections. Retailers had a hard time last year as heightened competition due to too many stores, coupled with sluggish consumer spending, put severe pressure on profitability. The disappointing Christmas selling season only exacerbated an already difficult situation. In general, the economy sensitive sectors of industrial commodities and capital goods suffered from production cutbacks, weakening prices, and falling profit margins in the second half of the year resulting in relatively poor stock market performance.

     In 1995 the Value style of investing did slightly better than the broad market due to its much higher exposure to financial stocks. The performance of the American Odyssey Core Equity Fund topped its benchmark, the S&P 500([) Index, with a total portfolio return of 38.6% This performance, in large measure, was driven by favorable stock selections, particularly in technology and consumer staples. Also contributing to the better than benchmark performance was maintaining a significant weighting in the financial stocks throughout the year, cutting exposure to technology during the second half of 1995, and adding to our weighting in electric utilities late in the year.

     We have become somewhat more cautious about the outlook for the market in 1996. This is a result of the significant rise in stocks last year, combined with signs of both a sluggish economy and our forecast for corporate earnings that will likely fall short of expectations over the next couple of quarters. Nevertheless, given our outlook for a very low level of inflation, our expected modest improvement in the stock market this year should still represent a solid real return. As there is no one sector of the economy which looks dramatically undervalued currently we have established a well diversified portfolio and maintain a large capitalization bias which implies lower volatility should the market sustain a correction.

EQUINOX CAPITAL MANAGEMENT, INC.
INVESTMENT SUBADVISER TO THE AMERICAN ODYSSEY CORE EQUITY FUND

S&P 500 is a registered trademark of Standard & Poor's Corporation.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                    IN THE AMERICAN ODYSSEY CORE EQUITY FUND
                               AND S&P 500 INDEX

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)         CORE EQUITY       S&P 500
5/31/93                                  10000           10000
6/30/93                                  10140           10029
9/30/93                                  10380           10288
12/31/93                                 10392           10527
3/31/94                                  10151           10124
6/30/94                                  10181           10167
9/30/94                                  10503           10663
12/31/94                                 10287           10666
3/31/95                                  11166           11704
6/30/95                                  12301           12821
9/30/95                                  13405           13840
12/31/95                                 14253           14674

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

     --------------------
     * Fund's inception date

                                S&P 500(R) INDEX

     Capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity market. Membership is decided upon by the Standard & Poor's 500 committee. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                      AMERICAN ODYSSEY LONG-TERM BOND FUND

     The American Odyssey Long-Term Bond Fund return of 22.4% exceeded its benchmark return of 21.3% for 1995. The portfolio's long duration posture throughout the period was a positive factor for performance, since interest rates fell sharply across the board. Yield curve exposure detracted somewhat from performance, since the portfolio was positioned for a flattening in the yield curve when the curve actually steepened a bit.

     The portfolio's underexposure to corporates throughout the period was a negative factor since corporates turned in a very strong performance, though individual security selection helped offset this to a degree. On the plus side, the portfolio was significantly underexposed to mortgage securities, which helped performance since rising prepayment risk caused the mortgage sector to lag other sectors.

     Our economic outlook remains little changed from previous periods. The Fed has managed monetary policy well, and as a result, inflation is under control and the economy is unlikely to overheat. The combination of these factors argues for continued, gradual ease on the part of the Fed. As for fiscal policy, we continue to believe that government spending will gradually decline relative to GDP, that tax burdens will moderate, and that this in turn will reinforce a low-inflation outlook for the future.

     But whereas this view ran counter to market expectations for most of the past year, it is now much less controversial. Indeed, market expectations have swung from anticipating an 8% Fed funds rate by the end of 1995, to now expecting a 4.75% funds rate by the middle of 1996. Consequently, although we continue to expect interest rates to decline further, the reward for taking long-duration risk has diminished substantially. Put another way, we do not have a high level of confidence that interest rates will decline by more than the market expects over the near term. For this reason, we are targeting a neutral to somewhat positive duration exposure as market conditions warrant.

     We believe the yield curve still has the potential to flatten, since long-term rates remain well above current and prospective levels of inflation, and the Fed is unlikely to move aggressively to cut short-term rates, barring a recession. Consequently, we are holding a modest barbell exposure to maturities. This also makes sense if we are wrong in our view that the economy will remain soft -- if it instead accelerates, short-term rates would spike up as expectations of Fed easing evaporated, thus flattening or inverting the yield curve. Nevertheless, since a sluggish economy poses the risk of a more aggressive move by the Fed to cut short-term rates, we expect to take advantage of very low implied option volatility to purchase call options on short-dated instruments as a hedge against a possible steepening of the curve.

     Given our less bullish bias to duration risk, we prefer to emphasize yield in our portfolios. Consequently, we are targeting an overweight exposure to the mortgage sector in order to take advantage of the attractive spreads available there. Still, we are emphasizing low-coupon issues and commercial mortgages in order to minimize the risk of rising prepayments. The continuing decline in corporations' cost of capital, improved earnings prospects and ongoing balance sheet improvements all augur well for selected corporate issues. But since yield spreads are relatively narrow, we plan to reduce our corporate overweighting somewhat in order to help fund an increased mortgage exposure. The remainder of the increased mortgage allocation will be funded by reducing cash and Treasury positions.

WESTERN ASSET MANAGEMENT COMPANY AND WLO GLOBAL MANAGEMENT
INVESTMENT SUBADVISERS TO THE AMERICAN ODYSSEY LONG-TERM BOND FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN THE AMERICAN ODYSSEY LONG-TERM BOND FUND
                         AND SALOMON CORE+5 BOND INDEX

      MEASUREMENT PERIOD           LONG-TERM        SALOMON
    (FISCAL YEAR COVERED)            BOND           CORE+5
5/31/93                                  10000           10000
6/30/93                                  10370           10221
9/30/93                                  10960           10524
12/31/93                                 11072           10513
3/31/94                                  10655           10152
6/30/94                                  10365           10024
9/30/94                                  10375           10065
12/31/94                                 10433           10130
3/31/95                                  11055           10700
6/30/95                                  11868           11463
9/30/95                                  12124           11703
12/31/95                                 12773           12283

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

     --------------------
     * Fund's inception date

                       SALOMON BROTHERS CORE+5 BOND INDEX

     This Index is composed of all domestic bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's) with the exception of government issues with less than 5 years to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Index is rebalanced monthly by market capitalization.

                  AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

     Calendar year 1995 began under a cloud of fear over the accelerating economy and bubbling inflationary pressures. These worries soon dissipated as the economy's performance proved to be sub par and pricing power ebbed. Treasury bonds put in the best annual performance since 1985 and the third best in post-war history as two year yields fell 254 basis points while the long bond declined 192. American Odyssey Intermediate Bond Fund returned 15.0% versus a 15.3% performance for the Lehman Brothers Government/Corporate Intermediate Bond Index benchmark.

     The economic growth for 1995 slowed to a 2.4% Real Gross Domestic Product
(GDP) versus 4.1% in 1994. The Consumer Price Index (CPI) stabilized at 2.7% while the Producer Price Index, or PPI, came in at 2.0% versus 1.8% in 1994. The consumer's willingness to spend has slowed as employment growth has eased. Government gridlock with the budget stalemate has also contributed to the expectation of muted growth. It is our belief that this backdrop keeps a floor under the market and an environment in which further eases by the Fed should be expected.

     Bond markets continued to rally in the 4th quarter 1995 with yields falling 70 basis points in the 2-year treasury to 55 for the 30-year. The Fed punctuated this with their second cut in Funds to 5.50% in December. Treasuries outperformed spread product during this period.

     In the 4th quarter, the Fund had a gross return of 3.96% versus the 3.52% for its benchmark. This quarter's outperformance in the portfolio can be attributed to a slightly longer duration than the index and item selection that avoided sectors that widened significantly. Retailers (the Fund had no exposure here), for instance, were generally wider on continued poor retail sales numbers and the potential for a bankruptcy filing by Kmart.

     The curve exposure for the portfolio is generally neutral to our Lehman benchmark except for a slight over-weighting in the five year area. We also maintain an over allocation to corporate product as we expect spreads to slightly tighten in the 1st quarter of 1996 as investors seek spread product. An effort has also been made to consolidate the portfolio's corporate positions to enhance the liquidity and help improve performance going forward.

     As the new year unfolds we expect the Fed to continue to reduce short term rates as sluggish growth persists. We will stay flat to slightly long our benchmark until we perceive either economic rebound or inflationary pressures developing. Vigilance will be maintained with respect to corporates yet we expect to maintain our long-run strategy to overweight this area. At this juncture we are emphasizing the media and utility sectors as the best defensive total return sectors.

TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION
INVESTMENT SUBADVISER TO THE AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              IN THE AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND
                        AND LBGC INTERMEDIATE BOND INDEX

      MEASUREMENT PERIOD          INTERMEDI-       LBGC IN-
    (FISCAL YEAR COVERED)        ATE-TERM BOND    TERMEDIATE
5/31/93                                  10000           10000
6/30/93                                  10170           10157
9/30/93                                  10440           10386
12/31/93                                 10455           10403
3/31/94                                  10232           10192
6/30/94                                  10120           10131
9/30/94                                  10170           10214
12/31/94                                 10157           10203
3/31/95                                  10559           10649
6/30/95                                  11098           11181
9/30/95                                  11257           11365
12/31/95                                 11682           11763

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

     --------------------
     * Fund's inception date

                      LEHMAN BROTHERS GOVERNMENT/CORPORATE
                            INTERMEDIATE BOND INDEX

     This Index is composed of all domestic bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's) which are between 1 and 10 years to maturity. Issues must have amounts outstanding in excess of $25 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Index is rebalanced monthly by market capitalization.

                     AMERICAN ODYSSEY SHORT-TERM BOND FUND

     The year ended just as it began, with interest rates declining. Interest rates declined about fifty basis points across the curve during the fourth quarter of 1995, as evidence mounted of a stagnant economy. Expectations grew that the Federal Reserve Board would be forced to ease further in order to stimulate a slowing economy. Indeed, the Fed did ease twice during the year, the second time in mid-December, lowering the Fed Funds rate to 5.50%.

     Virtually every aspect of the economy seems to be in a slow-growth mode. Retail sales weakness was accentuated by a very dismal Christmas season for retailers. Job growth remains anemic, and anecdotal evidence is increasingly suggesting a further deterioration in the job market.

     The year 1995 will be remembered as a reversal of 1994. The rally of 1995 was quick and powerful. Much of the impetus for rising bond prices was fueled by foreign purchases by central bankers, particularly Japan. Foreign central banks purchased large amounts of U.S. securities in a concerted effort to support the dollar. Investors also drove rates lower as the prospects for a balanced budget plan seemed within reach.

     Inflation remained under control during 1995. Wage pressures never did surface during the year, although commodity prices did trend higher. Without much publicity commodity prices skyrocketed during the fourth quarter of 1995. The Goldman Sachs commodity index, designed to mimic the Producer Price Index
(PPI), rose over 14% during the quarter. Most of the rise can be attributed to oil prices, which also rose over 14% during the quarter.

     The Short-Term Bond Fund continues to invest in high grade bonds that offer less price risk than longer-term funds. The Fund continues to provide a safe haven for investors desiring a degree of safety during periods of volatile interest rates.

SMITH GRAHAM & COMPANY ASSET MANAGERS, L.P.
INVESTMENT SUBADVISERS TO THE AMERICAN ODYSSEY SHORT-TERM BOND FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN THE AMERICAN ODYSSEY SHORT-TERM BOND FUND
                         AND LBGC 1-5 YEAR BOND INDEX*

      MEASUREMENT PERIOD          SHORT-TERM
    (FISCAL YEAR COVERED)            BOND        LBGC 1-5 YEAR
5/31/93                                  10000           10000
6/30/93                                  10070           10074
9/30/93                                  10200           10219
12/31/93                                 10276           10279
3/31/94                                  10225           10160
6/30/94                                  10195           10130
9/30/94                                  10266           10222
12/31/94                                 10262           10204
3/31/95                                  10601           10599
6/30/95                                  10983           11023
9/30/95                                  11099           11192
12/31/95                                 11376           11518

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

     --------------------
      * Merrill Lynch 1-3 Year Treasury Index, 5/93-12/93
     ** Fund's inception date

                      LEHMAN BROTHERS GOVERNMENT/CORPORATE
                              1-5 YEAR BOND INDEX

     This Index is composed of all domestic bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's) which are between 1 and 5 years to maturity. Issues must have amounts outstanding in excess of $25 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Index is rebalanced monthly by market capitalization.

--------------------------------------------------------------------------------
  Statements of Assets and Liabilities
  American Odyssey Funds, Inc. / December 31, 1995
--------------------------------------------------------------------------------

                                                          Emerging                                   Intermediate
                                          International Opportunities  Core Equity     Long-Term        Term       Short-Term
                                          Equity Fund       Fund           Fund        Bond Fund      Bond Fund     Bond Fund
                                          -----------   ------------   ------------   ------------   -----------   -----------
ASSETS
Investments in securities, at cost......  $83,059,291   $127,623,898   $155,963,226   $129,126,120   $75,501,231   $28,148,762
------------------------------------------------------------------------------------------------------------------
Investments in securities, at value.....  $92,683,740   $163,863,684   $191,376,838   $133,254,506   $77,248,767   $28,644,541
Cash....................................           --             --             --             --         4,657            --
Cash, denominated in foreign currency
  (cost $676,770).......................      673,748             --             --             --            --            --
Receivables for:
  Capital stock subscriptions...........      362,966        541,842        539,044        357,440       211,565        52,813
  Investment securities sold............           --        299,200             --             --            --            --
  Forward foreign currency contracts....      164,097             --             --             --            --            --
  Interest..............................        1,740          8,153          1,009      1,673,850       852,167       251,089
  Dividends.............................      234,608         16,437        517,578             --            --            --
  Foreign tax reclaims..................       65,674             --             --             --            --            --
Prepaid organization expense............       11,862         11,666         11,535         11,637        11,710        11,863
                                          -----------   ------------   ------------   ------------   -----------   -----------
  Total Assets..........................   94,198,435    164,740,982    192,446,004    135,297,433    78,328,866    28,960,306
                                          -----------   ------------   ------------   ------------   -----------   -----------
LIABILITIES
Payables for:
  Capital stock redemptions.............       42,640         31,678         52,508         27,055        28,984        18,138
  Investment securities purchased.......    1,036,158        750,231             --     10,038,281            --     1,754,102
  Distributions payable.................      896,810      6,627,286      8,516,343     10,236,499     4,749,913     1,291,083
  Forward foreign currency contracts....        5,772             --             --             --            --            --
  Variation margin......................           --             --             --         76,874            --            --
  Options written (premiums received
    $206,422)...........................           --             --             --        207,031            --            --
Payable to advisor......................           --             --             --             --            --         2,330
Accrued expenses........................      102,510        138,903        142,344         99,271        69,487        39,340
                                          -----------   ------------   ------------   ------------   -----------   -----------
  Total liabilities.....................    2,083,890      7,548,098      8,711,195     20,685,011     4,848,384     3,104,993
                                          -----------   ------------   ------------   ------------   -----------   -----------
NET ASSETS..............................  $92,114,545   $157,192,884   $183,734,809   $114,612,422   $73,480,482   $25,855,313
                                          ===========   ============   ============   ============   ===========   ===========
Capital shares outstanding..............    7,264,073     10,462,738     13,795,844     10,887,947     7,081,020     2,530,211
                                          ===========   ============   ============   ============   ===========   ===========
Net asset value per share...............       $12.68         $15.02         $13.32         $10.53        $10.38        $10.22
                                                =====          =====          =====          =====         =====         =====
------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital shares at par...................  $    72,641   $    104,627   $    137,958   $    108,879   $    70,810   $    25,302
Additional paid-in capital..............   82,562,200    121,373,173    148,103,558    110,719,634    72,030,396    25,528,922
Undistributed net investment income.....       48,120             --         84,510      1,552,790         2,125        18,374
Accumulated net realized gain...........     (341,067)      (524,702)        (4,829)    (1,077,489)     (370,385)     (213,064)
Net unrealized appreciation on
  investments, translation of assets and
  liabilities in foreign currencies,
  futures contracts and option
  contracts.............................    9,772,651     36,239,786     35,413,612      3,308,608     1,747,536       495,779
                                          -----------   ------------   ------------   ------------   -----------   -----------
                                          $92,114,545   $157,192,884   $183,734,809   $114,612,422   $73,480,482   $25,855,313
                                          ===========   ============   ============   ============   ===========   ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Statements of Operations
  American Odyssey Funds, Inc. / For the year ended December 31, 1995
--------------------------------------------------------------------------------

                                                      Emerging                                      Intermediate-
                                    International   Opportunities    Core Equity      Long-Term         Term        Short-Term
                                     Equity Fund        Fund            Fund          Bond Fund       Bond Fund     Bond Fund
                                    -------------   -------------   -------------   -------------   -------------   ----------
INVESTMENT INCOME
Dividends.........................   $  1,814,443(1)  $   285,925    $  4,234,723(2)  $         --   $        --    $       --
Interest..........................        103,910        369,746          182,076       7,077,335      4,325,070     1,477,536
                                    -------------   -------------   -------------   -------------   -------------   ----------
  Total income....................      1,918,353        655,671        4,416,799       7,077,335      4,325,070     1,477,536
                                    -------------   -------------   -------------   -------------   -------------   ----------
EXPENSES
Management fees...................        488,474        811,641          855,725         486,896        317,000       113,867
Professional fees.................         19,444         25,100           21,442          27,529         21,690        16,696
Accounting fees...................         48,801         30,657           35,334          27,714         22,468        15,676
Director's fees...................         15,796         29,182           32,233          21,661         14,353         5,190
Custodian fees....................        114,410         61,513           66,234          45,848         31,443        11,525
Amortization of organization
  expense.........................          4,975          4,913            4,847           4,895          4,920         4,983
Legal fees........................          4,140          7,907            8,396           5,822          3,817         1,410
Printing expense..................          9,340         10,495            9,587           9,266          7,702         2,472
Miscellaneous.....................          3,427          5,960            7,148           4,854          3,290         1,188
                                    -------------   -------------   -------------   -------------   -------------   ----------
  Total expenses before
    reimbursement.................        708,807        987,368        1,040,946         634,485        426,683       173,007
                                    -------------   -------------   -------------   -------------   -------------   ----------
  Reimbursement repaid to
    Management Company............         69,257             --               --          40,770         46,612         1,531
Less:
  Expenses Paid under Directed
    Brokerage Arrangements........        (10,269)            --          (19,106)             --             --            --
                                    -------------   -------------   -------------   -------------   -------------   ----------
  Net expenses....................        767,795        987,368        1,021,840         675,255        473,295       174,538
                                    -------------   -------------   -------------   -------------   -------------   ----------
    Net investment income
      (loss)......................      1,150,558       (331,697)       3,394,959       6,402,080      3,851,775     1,302,998
                                    -------------   -------------   -------------   -------------   -------------   ----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss) on
  security transactions, futures
  contracts and option
  contracts.......................        (89,338)     5,474,396        5,743,147       5,267,011      1,006,551       124,873
Net realized gain on foreign
  currency transactions...........         51,021             --               --              --             --            --
Net increase in unrealized
  appreciation of investments,
  futures contracts and option
  contracts.......................     11,151,771     28,661,663       37,716,285       7,628,153      3,848,473       860,681
Net unrealized appreciation from
  translation of assets and
  liabilities in foreign
  currencies......................        148,756             --               --              --             --            --
                                    -------------   -------------   -------------   -------------   -------------   ----------
  Net realized and unrealized gain
    on investments................     11,262,210     34,136,059       43,459,432      12,895,164      4,855,024       985,554
                                    -------------   -------------   -------------   -------------   -------------   ----------
Net increase in net assets from
  Operations......................   $ 12,412,768    $33,804,362     $ 46,854,391    $ 19,297,244    $ 8,706,799    $2,288,552
                                      ===========    ===========      ===========     ===========    ===========    ==========

(1) Net of withholding taxes of $267,519.

(2) Net of withholding taxes of $31,675.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Statements of Changes in Net Assets
  American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                                   International Equity Fund         Emerging Opportunities Fund
                                                                  ----------------------------      -----------------------------
                                                                   Year ended      Year ended        Year ended       Year ended
                                                                  December 31,      December        December 31,     December 31,
                                                                      1995          31, 1994            1995             1994
                                                                  ------------     -----------      ------------     ------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)...................................   $ 1,150,558      $  365,911       $  (331,697 )    $  (190,458 )
Net realized gain (loss) on security transactions, futures
 contracts and
 option contracts..............................................       (89,338 )     1,239,116         5,474,396        2,171,563
Net realized gain (loss) on foreign currency transactions......        51,021        (244,125 )              --               --
Net increase (decrease) in unrealized appreciation
 (depreciation) of investments, translation of assets and
 liabilities in foreign currencies, futures contracts and
 option contracts..............................................    11,300,527      (4,193,762 )      28,661,663        4,991,641
                                                                  ------------     -----------      ------------     ------------
 Net increase (decrease) in net assets from operations.........    12,412,768      (2,832,860 )      33,804,362        6,972,746
                                                                  ------------     -----------      ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income..........................................       896,810         121,786                --               --
Net realized gain from investment transactions.................            --       1,228,907         6,102,584        1,184,820
Distribution in excess of net investment income or realized
 gains.........................................................            --         493,510           524,702               --
                                                                  ------------     -----------      ------------     ------------
 Net decrease from distributions...............................       896,810       1,844,203         6,627,286        1,184,820
                                                                  ------------     -----------      ------------     ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares...................................    40,065,473      46,031,785        71,673,203       64,998,681
Dividends reinvested...........................................     1,844,203              --         1,184,820               --
Cost of shares repurchased.....................................    13,023,416       9,620,503        31,518,544       11,222,930
                                                                  ------------     -----------      ------------     ------------
 Net increase from capital share transactions..................    28,886,260      36,411,282        41,339,479       53,775,751
                                                                  ------------     -----------      ------------     ------------
Net increase in net assets.....................................    40,402,218      31,734,219        68,516,555       59,563,677
NET ASSETS
Beginning of year..............................................    51,712,327      19,978,108        88,676,329       29,112,652
                                                                  ------------     -----------      ------------     ------------
End of year....................................................    92,114,545      51,712,327       157,192,884       88,676,329
                                                                  ===============  ==============   ===============  ===============
Undistributed (excess distribution) net investment income......   $    48,120      $ (205,628 )     $        --      $        --
                                                                  ===============  ==============   ===============  ===============
CAPITAL SHARES
Capital Shares Outstanding, beginning of year..................     4,805,255       1,668,085         7,487,091        2,661,650
Capital Shares Issued..........................................     3,411,396       3,970,715         5,090,663        5,823,835
Dividends Reinvested...........................................       171,394              --           101,180               --
Capital Shares Redeemed........................................    (1,123,972 )      (833,545 )      (2,216,196 )       (998,394 )
                                                                  ------------     -----------      ------------     ------------
Capital Shares Outstanding, end of year........................     7,264,073       4,805,255        10,462,738        7,487,091
                                                                  ===============  ==============   ===============  ===============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          Core Equity Fund                 Long-Term Bond Fund           Intermediate-Term Bond Fund
    -----------------------------     -----------------------------     -----------------------------
     Year ended       Year ended       Year ended       Year ended       Year ended       Year ended
    December 31,     December 31,     December 31,     December 31,     December 31,     December 31,
        1995             1994             1995             1994             1995             1994
    ------------     ------------     ------------     ------------     ------------     ------------
    $ 3,394,959      $ 1,675,406      $ 6,402,080      $ 3,496,863      $ 3,851,775      $ 1,927,175
      5,743,147         (475,610 )      5,267,011       (1,391,897 )      1,006,551         (509,840 )
             --               --               --               --               --               --
     37,716,285       (2,562,226 )      7,628,153       (4,176,708 )      3,848,473       (2,211,787 )
    ------------     ------------     ------------     ------------     ------------     ------------
     46,854,391       (1,362,430 )     19,297,244       (2,071,742 )      8,706,799         (794,452 )
    ------------     ------------     ------------     ------------     ------------     ------------
      3,323,421        1,667,504        6,255,797        2,371,885        3,883,129        1,903,243
      5,188,093               --        2,903,213          139,081          496,399               --
          4,829               --        1,077,489               --          370,385               --
    ------------     ------------     ------------     ------------     ------------     ------------
      8,516,343        1,667,504       10,236,499        2,510,966        4,749,913        1,903,243
    ------------     ------------     ------------     ------------     ------------     ------------
     64,224,865       79,020,934       46,464,747       54,487,073       29,022,622       37,129,807
      1,667,504          223,604        1,892,963        2,443,214        1,903,243          335,798
     22,087,221       11,978,866       13,165,269        7,760,181        9,973,176        6,094,260
    ------------     ------------     ------------     ------------     ------------     ------------
     43,805,148       67,265,672       35,192,441       49,170,106       20,952,689       31,371,345
    ------------     ------------     ------------     ------------     ------------     ------------
     82,143,196       64,235,738       44,253,186       44,587,398       24,909,575       28,673,650
    101,591,613       37,355,875       70,359,236       25,771,838       48,570,907       19,897,257
    ------------     ------------     ------------     ------------     ------------     ------------
    183,734,809      101,591,613      114,612,422       70,359,236       73,480,482       48,570,907
    ===============  ===============  ===============  ===============  ===============  ===============
    $    84,510      $    12,972      $ 1,552,790      $ 1,406,507      $     2,125      $    33,479
    ===============  ===============  ===============  ===============  ===============  ===============
     10,093,660        3,614,936        7,508,227        2,495,430        5,054,210        1,935,856
      5,359,111        7,608,497        4,434,521        5,569,393        2,790,359        3,693,061
        165,756           21,709          202,456          240,805          198,255           32,761
     (1,822,683 )     (1,151,482 )     (1,257,257 )       (797,401 )       (961,804 )       (607,468 )
    ------------     ------------     ------------     ------------     ------------     ------------
     13,795,844       10,093,660       10,887,947        7,508,227        7,081,020        5,054,210
    ===============  ===============  ===============  ===============  ===============  ===============


      Short-Term
       Bond Fund
    ------------
     Year ended        Year ended
    December 31,      December 31,
        1995              1994
    ------------      ------------
    $ 1,302,998       $   729,955
        124,873          (319,270 )
             --                --
        860,681          (406,109 )
    ------------      ------------
      2,288,552             4,576
    ------------      ------------
      1,291,083           684,280
             --                --
             --                --
    ------------      ------------
      1,291,083           684,280
    ------------      ------------
     12,788,292        14,394,171
        684,280           166,204
      6,243,719         4,432,923
    ------------      ------------
      7,228,853        10,127,452
    ------------      ------------
      8,226,322         9,447,748
     17,628,991         8,181,243
    ------------      ------------
     25,855,313        17,628,991
    ===============   ===============
    $    18,374       $     6,459
    ===============   ===============
      1,821,850           812,593
      1,246,378         1,434,103
         70,763            16,521
       (608,780)         (441,367 )
    ------------      ------------
      2,530,211        1,821,850
    ===============   ===============

--------------------------------------------------------------------------------
  Financial Highlights
  American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                                                    International Equity Fund
                                                                         -----------------------------------------------
                                                                                                         May 17, 1993(1)
                                                                          Year ended      Year ended           to
                                                                         December 31,    December 31,     December 31,
                                                                             1995            1994             1993
                                                                         ------------    ------------    ---------------
NET ASSET VALUE
  Beginning of period.................................................   $     10.76     $     11.98       $     10.00
                                                                         ------------    ------------    ---------------
OPERATIONS
  Net investment income (loss) (2)....................................          0.17           (0.05 )            0.03
  Net realized and unrealized gain (loss) on investments..............          1.87           (0.78 )            1.95
                                                                         ------------    ------------    ---------------
  Total from investment operations....................................          2.04           (0.83 )            1.98
                                                                         ------------    ------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS
  Dividends...........................................................          0.12            0.03                --
  Distributions.......................................................            --            0.26                --
  Distributions in excess of net investment income or realized
    gains.............................................................            --            0.10                --
                                                                         ------------    ------------    ---------------
  Total distributions.................................................          0.12            0.39                --
                                                                         ------------    ------------    ---------------
NET ASSET VALUE
  End of period.......................................................   $     12.68     $     10.76       $     11.98
                                                                         ===========     ===========     ==============
TOTAL RETURN (3)......................................................         19.00%          (6.98%)           19.80%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of period.........................................   $92,114,545     $51,712,327       $19,978,108
  Ratios of expenses to average net assets:
    Before repayments and directed brokerage arrangements.............          1.00%           1.36%             1.76%(4)
    After repayments and directed brokerage arrangements (6)..........          1.08%           1.25%             1.25%(4)
  Ratio of net investment income (loss) to average net assets:
    Before repayments and directed brokerage arrangements.............          1.70%           0.83%             0.34%(4)
    After repayments and directed brokerage arrangements..............          1.62%           0.94%             0.85%(4)
  Portfolio turnover rate.............................................         31.40%          50.25%             9.20%
---------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Net of expense reimbursement, repayments and directed brokerage arrangements.

(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period.

(4) Annualized.

(5) The Long-Term Bond Fund did not qualify in 1993 as a regulated investment company for federal income tax purposes because it had substantial short-term capital gains during this period and was not able to meet the requirement that no more than 30% of the Fund's investment income may be from realized capital gains on the sale of securities held for less than three months. While the Fund incurred a federal income tax of approximately $155,000, the investment adviser to the Long-Term Bond Fund reimbursed the Fund for the taxes and related legal expenses, so no shareholder of the Fund was affected. The ratio of expenses to average net assets would have been 2.58% had the adviser not agreed to reimburse the Fund for these expenses. The Fund qualified in 1994 and 1995 as a regulated investment company and intends to do so in future years as well.

(6) The After repayments and directed brokerage arrangements figure may be greater than the Before repayments and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Emerging Opportunities Fund                                 Core Equity Fund
    --------------------------------------------------     -------------------------------------------------
                                      May 17, 1993(1)                                        May 17, 1993(1)
     Year ended       Year ended             to             Year ended       Year ended            to
    December 31,     December 31,       December 31,       December 31,     December 31,      December 31,
        1995             1994               1993               1995             1994              1993
    ------------     ------------     ----------------     ------------     ------------     ---------------
    $      11.84     $     10.94        $      10.00       $      10.06     $      10.33       $     10.00
    ------------     ------------     ----------------     ------------     ------------     ---------------
              --              --               (0.01)              0.25             0.16              0.06
            3.81            1.06                0.95               3.63            (0.26)             0.33
    ------------     ------------     ----------------     ------------     ------------     ---------------
            3.81            1.06                0.94               3.88            (0.10)             0.39
    ------------     ------------     ----------------     ------------     ------------     ---------------
              --              --                  --               0.24             0.17              0.06
            0.58            0.16                  --               0.37               --                --
            0.05              --                  --               0.01               --                --
    ------------     ------------     ----------------     ------------     ------------     ---------------
            0.63            0.16                  --               0.62             0.17              0.06
    ------------     ------------     ----------------     ------------     ------------     ---------------
    $      15.02     $     11.84        $      10.94       $      13.32     $      10.06       $     10.33
    ============     ===========      ==============       ============     ============     ==============
           32.23%           9.69%               9.40%             38.56%           (1.01%)            3.90%
    $157,192,884     $88,676,329        $ 29,112,652       $183,734,809     $101,591,613       $37,355,875
            0.77%           0.91%               1.23%(4)           0.72%            0.84%             1.12%(4)
            0.77%           0.92%               1.00%(4)           0.70%            0.85%             1.00%(4)
           (0.26%)         (0.31%)             (0.60%)(4)          2.32%            2.27%             1.84%(4)
           (0.26%)         (0.32%)             (0.38%)(4)          2.33%            2.27%             1.96%(4)
           36.02%          27.40%               8.70%             38.44%           48.16%            48.00%
    --------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Financial Highlights
  American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                                                   Long-Term Bond Fund
                                                                     -----------------------------------------------
                                                                                                     May 17, 1993(1)
                                                                      Year ended      Year ended           to
                                                                     December 31,    December 31,     December 31,
                                                                         1995            1994             1993
                                                                     ------------    ------------    ---------------
NET ASSET VALUE
  Beginning of period.............................................   $       9.37    $     10.33       $     10.00
                                                                     ------------    ------------    ---------------
OPERATIONS
  Net investment income (loss) (2)................................           0.53           0.37              0.62
  Net realized and unrealized gain (loss) on investments..........           1.57          (0.97 )            0.45
                                                                     ------------    ------------    ---------------
  Total from investment operations................................           2.10          (0.60 )            1.07
                                                                     ------------    ------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS
  Dividends.......................................................           0.57           0.34              0.18
  Distributions...................................................           0.27           0.02              0.56
  Distributions in excess of net investment income or realized
    gains.........................................................           0.10             --                --
                                                                     ------------    ------------    ---------------
  Total distributions.............................................           0.94           0.36              0.74
                                                                     ------------    ------------    ---------------
NET ASSET VALUE
  End of period...................................................   $      10.53    $      9.37       $     10.33
                                                                     ============    ===========     ==============
TOTAL RETURN (3)..................................................          22.44%         (5.79%)           10.70%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of period.....................................   $114,612,422    $70,359,236       $25,771,838
  Ratios of expenses to average net assets:
    Before repayments and directed brokerage arrangements.........           0.66%          0.73%             1.30%(4)(5)
    After repayments and directed brokerage arrangements (6)......           0.70%          0.75%             0.75%(4)
  Ratio of net investment income (loss) to average net assets:
    Before repayments and directed brokerage arrangements.........           6.67%          7.08%            15.19%(4)
    After repayments and directed brokerage arrangements..........           6.63%          7.05%            15.73%(4)
  Portfolio turnover rate.........................................         381.53%        152.91%           589.40%

--------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Net of expense reimbursement, repayments and directed brokerage arrangements.

(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period.

(4) Annualized.

(5) The Long-Term Bond Fund did not qualify in 1993 as a regulated investment company for federal income tax purposes because it had substantial short-term capital gains during this period and was not able to meet the requirement that no more than 30% of the Fund's investment income may be from realized capital gains on the sale of securities held for less than three months. While the Fund incurred a federal income tax of approximately $155,000, the investment adviser to the Long Term Bond Fund reimbursed the Fund for the taxes and related legal expenses, so no shareholder of the Fund was affected. The ratio of expenses to average net assets would have been 2.58% had the adviser not agreed to reimburse the Fund for these expenses. The Fund qualified in 1994 and 1995 as a regulated investment company and intends to do so in future years as well.

(6) The After repayments and directed brokerage arrangements figure may be greater than the Before repayments and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Intermediate Term Bond Fund                               Short-Term Bond Fund
    --------------------------------------------------     -------------------------------------------------
                                      May 17, 1993(1)                                        May 17, 1993(1)
     Year ended       Year ended             to             Year ended       Year ended            to
    December 31,     December 31,       December 31,       December 31,     December 31,      December 31,
        1995             1994               1993               1995             1994              1993
    ------------     ------------     ----------------     ------------     ------------     ---------------
    $      9.61      $     10.28        $      10.00       $      9.68      $     10.07        $     10.00
    ------------     ------------     ----------------     ------------     ------------     ---------------
           0.54             0.38                0.17              0.51             0.45               0.19
           0.90            (0.67 )              0.28              0.54            (0.46 )             0.08
    ------------     ------------     ----------------     ------------     ------------     ---------------
           1.44            (0.29 )              0.45              1.05            (0.01 )             0.27
    ------------     ------------     ----------------     ------------     ------------     ---------------
           0.55             0.38                0.17              0.51             0.38               0.14
           0.07               --                  --                --               --               0.01
           0.05               --                  --                --               --               0.05
    ------------     ------------     ----------------     ------------     ------------     ---------------
           0.67             0.38                0.17              0.51             0.38               0.20
    ------------     ------------     ----------------     ------------     ------------     ---------------
    $     10.38      $      9.61        $      10.28       $     10.22      $      9.68        $     10.07
    ===========      ===========      ==============       ===========      ===========      ==============
          15.01%           (2.85%)              4.50%            10.86%           (0.14%)             2.70%
    $73,480,482      $48,570,907        $ 19,897,257       $25,855,313      $17,628,991        $ 8,181,243
           0.68%            0.75%               1.37%(4)          0.76%            1.02%              1.72%(4)
           0.75%            0.75%               0.75%(4)          0.77%            0.75%              0.75%(4)
           6.19%            5.35%               3.73%(4)          5.77%            4.99%              3.52%(4)
           6.11%            5.35%               4.35%(4)          5.76%            5.25%              4.49%(4)
         137.14%           22.72%                 --             93.37%          233.25%            144.30%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / International Equity Fund / December 31, 1995
--------------------------------------------------------------------------------

  Shares                                        Value
------------------------------------------------------

COMMON STOCKS -- 97.7%
AVIATION -- 1.2%
   130,200    British Airways.............   $     942,010
     5,320    KLM Royal Dutch Air.........         187,180
                                            --------------
                                                 1,129,190
                                            --------------
BANKS -- 15.4%
    33,790    ABN AMRO Holdings...........       1,540,902
    66,050    Allied Irish Banks Plc......         359,946
    19,465    Banco de Santander..........         977,131
   117,200    Bangkok Bank Co., Ltd.......       1,423,746
   178,400    Barclay's Plc...............       2,046,908
   170,250    Development Bank of
              Singapore...................       2,118,387
   264,510    Grupo Financiero Banamex....         440,806
   275,000    DCB Holdings................         801,515
   219,024    Lloyds TSB Group Plc........       1,127,273
   248,700    National Australia Bank
              Ltd.........................       2,238,474
     1,075    Swiss Bank Corp.............         220,017
    84,000    Thai Farmers Bank...........         847,022
                                            --------------
                                                14,142,127
                                            --------------
BUILDING & MATERIALS -- 2.6%
   243,000    Hume Industries.............       1,167,664
   188,000    Indocement Tunggal..........         631,072
    11,100    Siam Cement.................         615,168
                                            --------------
                                                 2,413,904
                                            --------------
CHEMICALS -- 1.2%
     9,550    Akzo Dutch..................       1,105,734
                                            --------------
COMMODITIES -- 5.5%
    37,950    British Petroleum Co. Plc...         317,288
   157,600    Broken Hill Proprietary
              Co..........................       2,227,424
    17,360    Societe National ELF
              Aquitaine...................       1,280,777
   194,800    Western Mining Corp.........       1,251,980
                                            --------------
                                                 5,077,469
                                            --------------
CONGLOMERATES -- 5.2%
   360,961    B.T.R. Ltd..................       1,843,789
   434,700    Hanson Trust Plc............       1,299,188
   617,000    Sime-Darby Berhad...........       1,640,356
    25,000    Gadjah Tunggal..............          13,941
                                            --------------
                                                 4,797,274
                                            --------------
  Shares                                        Value
------------------------------------------------------
CONSUMER GOODS & SERVICES -- 9.1%
   289,280    B.A.T. Industries...........   $   2,548,846
   181,120    Cadbury Schweppes Plc.......       1,496,015
    81,200    Grand Metropolitan Plc......         584,965
    91,000    Gudang Garam................         951,222
   208,000    Han Man Sampoerna...........       2,165,125
   854,000    Mayora Indah................         616,289
                                            --------------
                                                 8,362,462
                                            --------------
ENERGY -- 2.3%
   188,610    British Gas Corp............         743,802
   243,990    Scottish Power Plc..........       1,401,625
                                            --------------
                                                 2,145,427
                                            --------------
ENGINEERING -- 9.5%
   122,390    Chubb Security Plc..........         605,218
   257,420    General Electric Plc........       1,418,822
     4,060    Mannesmann AG...............       1,294,921
    66,900    Philips Electronics NV......       2,420,602
   243,520    Siebe Plc...................       3,002,017
                                            --------------
                                                 8,741,580
                                            --------------
FOOD MANUFACTURERS -- 2.1%
   126,000    Fraser and Neave Ltd........       1,603,426
     4,640    Nutricia Verenidge
              Bedrijven...................         375,718
                                            --------------
                                                 1,979,144
                                            --------------
INSURANCE -- 5.8%
    90,300    General Accident Plc........         912,698
    22,080    Int'l Nederlanden Group.....       1,476,600
   220,180    Prudential Corp.............       1,418,664
     1,327    Schw Ruckverischer..........       1,547,676
                                            --------------
                                                 5,355,638
                                            --------------
LEISURE -- 0.7%
   275,950    Ladbroke Group..............         627,648
                                            --------------
MEDIA -- 9.3%
   146,500    Elsevier NV.................       1,955,775
    19,000    Granada Group Plc...........         190,270
   422,700    News Corporation Ltd........       2,257,598
   110,800    Singapore Press Holdings
              Ltd.........................       1,958,335
    93,450    Thorn EMI Plc...............       2,201,018
                                            --------------
                                                 8,562,996
                                            --------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / International Equity Fund / December 31, 1995 (continued)
--------------------------------------------------------------------------------

  Shares                                        Value
------------------------------------------------------

MINING -- 0.9%
   576,520    MIM Holdings Ltd............   $     797,615
                                            --------------
PHARMACEUTICALS -- 10.5%
     3,006    Ciba Geigy AG...............       2,651,622
    75,800    Glaxo Wellcome Plc..........       1,076,830
     5,100    Hoechst AG..................       1,389,668
   143,000    Kalbe Farma.................         484,708
   155,400    Medeva Plc..................         646,604
       322    Roche Holding AG............       2,553,555
    45,400    Zeneca Group Plc............         878,277
                                            --------------
                                                 9,681,264
                                            --------------
REAL ESTATE DEVELOPMENT -- 1.7%
   214,000    City Developments...........       1,558,305
                                            --------------
RETAIL -- 1.1%
   162,400    Argyll Group................         857,277
    90,000    Hero Supermarket............         192,877
                                            --------------
                                                 1,050,154
                                            --------------
PAPER & PACKAGING -- 3.3%
    11,500    Assidoman AB................         249,879
    63,200    Repola OY...................       1,193,545
   601,600    Smurfit (Jefferson) Group...       1,417,370
    13,000    Stora Kopparbergs...........         153,005
                                            --------------
                                                 3,013,799
                                            --------------
SHIPPING -- 0.3%
    99,000    Malaysian Int'l Shipping
              Corp........................         259,301
                                            --------------
TECHNOLOGY -- 1.4%
    70,000    Canon Inc...................       1,269,002
                                            --------------
TELECOMMUNICATIONS -- 5.6%
    79,946    Ericsson Series B...........       1,568,229
   257,000    Telekomunikasi..............         337,207
    16,725    Royal PTT Nederland NV......         608,280
   591,550    Stet........................       1,674,264
   265,000    Vodafone Group Plc..........         948,356
                                            --------------
                                                 5,136,336
                                            --------------
TEXTILES -- 0.9%
   305,430    Coats Viyella Plc...........   $     829,853
                                            --------------
TRANSPORTATION -- 0.1%
     5,400    Volvo AB Series B...........         110,816
                                            --------------
MISCELLANEOUS -- 2.0%
     2,283    Alusuisse Lonza Holdings....       1,813,463
                                            --------------
TOTAL COMMON STOCKS
  (cost $80,425,789)......................      89,960,501
                                            --------------
PREFERRED STOCK -- 0.5%
   104,200    News Corporation Ltd.
              (cost $397,804)                      487,541
                                            --------------
Principal Amount

REPURCHASE AGREEMENT -- 2.4%
$2,235,698    Repurchase Agreement with
              Cantor Fitzgerald, dated
              12/29/1995, due 01/2/1996,
              proceeds at maturity of
              $2,236,920 (collateralized
              by 2,234,000 US Treasury
              Notes, 0.00%-7.25%, due
              11/30/96-09/30/97, with a
              market value of $2,285,441)
              (cost $2,235,698)...........       2,235,698
                                            --------------
TOTAL INVESTMENTS -- 100.6%
  (cost $83,059,291)......................      92,683,740
Liabilities in excess of other
  assets -- (.6%).........................        (569,195)
                                            --------------
  NET ASSETS -- 100.0%                       $  92,114,545
                                             =============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Investments By Country
  American Odyssey Funds, Inc. / International Equity Fund / December 31, 1995
--------------------------------------------------------------------------------

                                                  % of
                                                   Net
                   COUNTRY                       Assets
--------------------------------------------------------
Australia                                           10.1
Finland                                              1.3
France                                               1.4
Germany                                              2.9
Indonesia                                            5.9
Ireland                                              1.9
Italy                                                1.8
Japan                                                1.4
Malaysia                                             4.2
Mexico                                               0.5
Netherlands                                         10.5
Singapore                                            7.8
Spain                                                1.1
Sweden                                               2.3
Switzerland                                          9.5
Thailand                                             3.1
United Kingdom                                      32.5
United States                                        2.4
                                                 -------
  TOTAL                                            100.6%
                                                  ======

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 1995
--------------------------------------------------------------------------------

  Shares                                        Value
------------------------------------------------------
COMMON STOCKS -- 97.7%
BUSINESS SERVICES -- 19.8%
     89,300    BISYS Group, Inc.*.......   $      2,745,975
     94,700    Corporate Express,
               Inc.*....................          2,852,838
     82,500    Fair Issaac & Co. .......          2,134,688
    197,900    Fiserv, Inc.*............          5,937,000
    124,700    Gartner Group, Inc. Cl.
               A.*......................          5,970,012
     49,500    On Assignment, Inc.*.....          1,621,125
     89,025    Paychex, Inc.............          4,440,121
     42,600    SITEL*...................          1,304,625
    145,000    Sungard Data Systems,
               Inc.*....................          4,132,500
                                           ----------------
                                                 31,138,884
                                           ----------------
COMPUTER EQUIPMENT -- 7.1%
     90,600    CDW Computer Centers,
               Inc.*....................          3,669,300
     83,600    Micro Warehouse, Inc.*...          3,615,700
    260,100    Tech Data Corp.*.........          3,901,500
                                           ----------------
                                                 11,186,500
                                           ----------------
CONSUMER PRODUCTS -- 2.0%
     94,150    Dreyers Grand Ice Cream,
               Inc......................          3,130,488
                                           ----------------
ELECTRONICS -- 9.6%
     98,200    Avid Technology, Inc.*...          1,865,800
    100,300    Macromedia, Inc.*........          5,240,675
    136,200    Unitrode Corp.*..........          3,847,650
    113,565    Zilog, Inc.*.............          4,159,318
                                           ----------------
                                                 15,113,443
                                           ----------------
HEALTHCARE -- 9.0%
     64,850    Advantage Health Corp.*..          2,829,081
     90,650    Elan Corp. Plc.* (1).....          4,407,856
    189,300    Perrigo Company*.........          2,247,938
     93,300    R.P. Scherer*............          4,583,363
                                           ----------------
                                                 14,068,238
                                           ----------------
INDUSTRIAL SERVICES -- 8.1%
    166,680    Fastenal Company.........          7,042,230
    230,800    Grossman's, Inc.*........            259,650
     81,700    Itron Incorporation*.....          2,757,375
    117,000    Watts Industries, Inc.
               CL. A....................          2,720,250
                                           ----------------
                                                 12,779,505
                                           ----------------

MISCELLANEOUS -- 5.6%
    187,140    Idexx Labs
               Corporation*.............   $      8,795,580
                                           ----------------
RESTAURANTS -- 5.8%
     90,400    Applebee's International,
               Inc......................          2,056,600
    261,910    Buffets, Inc.*...........          3,601,262
    202,900    Landrys Seafood
               Restaurant*..............          3,461,981
                                           ----------------
                                                  9,119,843
                                           ----------------
RETAIL -- 11.5%
    158,650    Best Buy Company*........          2,578,062
     73,000    Gymboree Corp.*..........          1,505,625
    114,900    The Men's Wearhouse,
               Inc.*....................          2,958,675
     77,490    Quality Food Centers,
               Inc.*....................          1,704,780
    111,700    The Sports Authority,
               Inc.*....................          2,275,888
    107,500    Talbots, Inc.............          3,090,625
     78,000    Tiffany & Co.............          3,929,250
                                           ----------------
                                                 18,042,905
                                           ----------------
SOFTWARE & SERVICES -- 17.3%
     35,910    BGS Systems, Inc.........          1,328,670
     84,280    Boole & Babbage, Inc.*...          2,064,860
    106,200    Broderbund Software,
               Inc.*....................          6,451,650
    123,300    Datalogix International,
               Inc.*....................          1,556,662
    147,100    Electronic Arts*.........          3,842,988
     81,600    Expert Software, Inc.*...          1,142,400
    120,000    Manugistics Group,
               Inc.*....................          1,770,000
     90,250    Minnesota Educational
               Computer Corp.*..........          2,256,250
     87,400    Pinnacle Systems Inc.*...          2,163,150
     76,700    Progress Software
               Corp.*...................          2,876,250
     99,900    Quick Response Services,
               Inc.*....................          1,835,663
                                           ----------------
                                                 27,288,543
                                           ----------------
SPECIALTY CHEMICALS -- 1.9%
     83,460    H.B. Fuller Co...........          2,900,235
                                           ----------------
TOTAL COMMON STOCKS
  (cost $117,324,378)                           153,564,164
                                           ----------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 1995 (continued)
--------------------------------------------------------------------------------

Principal Amount                                Value
------------------------------------------------------
REPURCHASE AGREEMENT -- 6.5%
$10,299,520    Repurchase Agreement with
               Cantor Fitzgerald, dated
               12/29/1995, due
               01/2/1996, proceeds at
               maturity of $10,305,150
               (collateralized by
               10,197,000 US Treasury
               Notes, 0%-5.75%, due
               09/30/97-08/15/03, with a
               market value of
               $10,513,955)
               (cost $10,299,520).......   $     10,299,520
                                           ----------------
TOTAL INVESTMENTS -- 104.2%
  (cost $127,623,898)                           163,863,684
Liabilities in excess of other
  assets -- (4.2%)......................   $     (6,670,800)
                                           ----------------
NET ASSETS -- 100.0%                       $    157,192,884
                                               ============

(1) American Depository Receipt
 *  Non-income producing security

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Core Equity Fund / December 31, 1995
--------------------------------------------------------------------------------

 Shares                                          Value
------------------------------------------------------
COMMON STOCKS -- 103.4%
AUTO & HOUSING -- 4.0%
  80,900    General Motors Corp. ..........   $  4,277,588
  71,400    Weyerhaeuser Co. ..............      3,088,050
                                              ------------
                                                 7,365,638
                                              ------------
BANKS -- 10.2%
  47,900    BancOne Corp. .................      1,808,225
  44,100    BankAmerica Corp. .............      2,855,475
  45,100    Barnett Banks, Inc. ...........      2,660,900
  38,400    Chase Manhattan Corp. .........      2,328,000
  54,200    Chemical Banking Corp. ........      3,184,250
  48,703    First Chicago NBD Corp. .......      1,923,768
  57,200    Nationsbank Corp. .............      3,982,550
                                              ------------
                                                18,743,168
                                              ------------
CAPITAL EQUIPMENT -- 4.7%
  66,300    General Electric Co. ..........      4,773,600
  77,600    Tenneco Inc. ..................      3,850,900
                                              ------------
                                                 8,624,500
                                              ------------
CONSUMER CYCLICAL --
    EXCEPT RETAILERS -- 3.5%
 128,100    Brinker International ,
            Inc.*..........................      1,937,512
  30,000    Tribune Co. ...................      1,833,750
  50,900    Whirlpool Corp. ...............      2,710,425
                                              ------------
                                                 6,481,687
                                              ------------
CONSUMER NONDURABLES -- 12.4%
 101,500    American Stores Co. ...........      2,715,125
  46,000    Anheuser-Busch Co., Inc. ......      3,076,250
 213,800    Archer-Daniels-Midland, Co. ...      3,848,400
 103,400    Dial Corp. ....................      3,063,225
  53,600    Philip Morris Co., Inc. .......      4,850,800
 105,400    Sara Lee Corp. ................      3,359,625
  57,600    Supervalu Inc. ................      1,814,400
                                              ------------
                                                22,727,825
                                              ------------
DEFENSE -- 3.4%
  55,700    Boeing Co. ....................      4,365,487
  42,000    Raytheon Co. ..................      1,984,500
                                              ------------
                                                 6,349,987
                                              ------------

 Shares                                          Value
------------------------------------------------------
ENERGY -- 11.3%
  58,000    Amoco Corp. ...................   $  4,168,750
  23,056    British Petroleum, P. (1)......      2,354,594
  33,000    Mobil Corp. ...................      3,696,000
  25,100    Royal Dutch Petroleum, Plc.
            (1)............................      3,542,238
  67,500    Texaco Inc. ...................      5,298,750
  60,200    Unocal Corp. ..................      1,753,325
                                              ------------
                                                20,813,657
                                              ------------
FINANCIAL -- EXCEPT BANKS -- 8.7%
  54,483    Allstate Corp. ................      2,240,613
  39,000    Chubb Corp. ...................      3,773,250
  66,112    Dean Witter Discover & Co. ....      3,107,264
  39,500    Federal National Mtg Assn.
            Corp. .........................      4,902,937
  34,300    Unum Corp......................      1,886,500
                                              ------------
                                                15,910,564
                                              ------------
GAS & ELECTRIC UTILITIES -- 10.5%
  66,700    Dominion Resources Inc. .......      2,751,375
  54,200    Detroit Edison Co. ............      1,869,900
  45,500    FPL Group Inc. ................      2,110,063
 111,600    General Public Utilities.......      3,794,400
  99,900    Texas Utilities Co. ...........      4,108,388
 139,900    Unicom Corp. ..................      4,581,725
                                              ------------
                                                19,215,851
                                              ------------
INDUSTRIAL COMMODITIES -- 7.2%
  18,500    Air Products & Chemicals,
            Inc. ..........................        975,875
 111,900    Bethlehem Steel Corp.*.........      1,566,600
  52,200    Dow Chemical Co. ..............      3,673,575
  49,000    B. F. Goodrich Co. ............      3,338,125
  50,100    Great Lakes Chemical Corp. ....      3,607,200
                                              ------------
                                                13,161,375
                                              ------------
MEDICAL -- 7.4%
  50,300    Bristol Myers Squibb Co. ......      4,319,512
  58,100    Columbia/HCA Healthcare
            Corp. .........................      2,948,575
  51,700    Schering Plough Corp. .........      2,830,575
  36,000    Warner Lambert Co. ............      3,496,500
                                              ------------
                                                13,595,162
                                              ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Core Equity Fund / December 31, 1995
(continued)
--------------------------------------------------------------------------------

 Shares                                          Value
------------------------------------------------------
RETAILERS -- 3.4%
  33,700    Dayton-Hudson Corp. ...........   $  2,527,500
  91,600    Price/Costco Inc. .............      1,396,900
  58,800    Sears Roebuck & Co.............      2,293,200
                                              ------------
                                                 6,217,600
                                              ------------
TECHNOLOGY -- 5.8%
  32,400    Compaq Computer Corp.*.........      1,555,200
  28,700    Hewlett Packard Co. ...........      2,403,625
  38,000    IBM Corp. .....................      3,486,500
  58,100    Intel Corp. ...................      3,297,175
                                              ------------
                                                10,742,500
                                              ------------
TELEPHONE UTILITIES -- 7.7%
  23,500    AT&T Corp. ....................      1,521,625
  75,300    Bellsouth Corp. ...............      3,275,550
  61,300    GTE Corp. .....................      2,697,200
 147,700    MCI Communications Inc. .......      3,858,663
  70,500    Sprint Corp. ..................      2,811,188
                                              ------------
                                                14,164,226
                                              ------------
TRANSPORTATION -- 3.2%
  30,600    AMR Corp.*.....................      2,272,050
  50,500    Conrail Inc. ..................      3,535,000
                                              ------------
                                                 5,807,050
                                              ------------

TOTAL COMMON STOCKS
  (cost $154,507,178)                         $189,920,790
Principal Amount
REPURCHASE AGREEMENT -- 0.8%
$1,456,048    Repurchase agreement with
              Cantor Fitzgerald, dated
              12/29/1995, due 01/02/96,
              proceeds at maturity of
              $1,456,844 (collateralized
              by 1,392,000 US Treasury
              Notes, 0%-6.375%, due
              09/30/97-08/15/02,
              with a market value
              of $1,490,089) (cost
              $1,456,048)...............         1,456,048
                                           ---------------
TOTAL INVESTMENTS -- 104.2%
  (cost $155,963,226)                          191,376,838
Liabilities in excess of other
  assets -- (4.2%)......................       (7,642,029)
                                           ---------------
NET ASSETS -- 100.0%                       $   183,734,809
                                              ============
(1) American Depository Receipt
 *  Non-income producing security

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 1995
--------------------------------------------------------------------------------

Principal Amount                                Value
------------------------------------------------------
CORPORATE BONDS and NOTES -- 12.6%
$   800,000    AMR Corp.
               10.00% 02/01/01...........   $      919,040
    600,000    American Home Products
               7.70% 02/15/00............          641,994
    500,000    Banque Paribas
               6.875% 03/01/09...........          501,680
    446,917    Citicorp Mortgage Trust
               Series 3-A3
               9.00% 12/25/17............          451,663
    350,000    Commonwealth Edison Co.
               1st Mortgage Series 88
               8.375% 02/15/23...........          376,677
    500,000    Commonwealth Edison Co.
               8.625% 02/01/22...........          527,500
    400,000    Dean Witter Discover & Co.
               6.25% 03/15/00............          408,300
    350,000    General Motors
               Acceptance Corp.
               9.625% 12/15/01...........          411,772
  1,000,000    Lehman Brothers Holding
               9.75% 04/01/96............        1,007,720
    600,000    Loews Corp.
               7.625% 06/01/23...........          619,440
  1,350,000    Long Island Lighting Co.
               7.125% 06/01/05...........        1,274,967
    700,000    National Bank of Detroit
               8.25% 11/01/24............          856,639
    400,000    News America
               Holdings Corp.
               8.45% 08/01/34............          461,464
    500,000    Niagara Mohawk Power
               6.625% 07/01/05...........          447,845
    850,000    Paine Webber Group
               7.625% 02/15/14...........          873,282
    400,000    Quebec Province
               7.50% 07/15/23............          419,328
    580,000    RJR Nabisco, Inc.
               8.75% 08/15/05............          594,100
  1,000,000    Sears Overseas Finance
               0.00% 07/12/98............          867,500
    400,000    Southern Union Company
               7.60% 02/01/24............          416,768
    394,130    GG1B Funding Corp.
               7.43% 01/15/11............          392,423
    800,000    Telecommunications Inc.
               7.875% 08/01/13...........          822,808
    500,000    Unisys Corp
               8.875% 07/15/97...........          442,500
    500,000    United Airlines
               11.21% 05/01/14...........          661,825
                                           ---------------
TOTAL CORPORATE BONDS AND NOTES
  (cost $13,367,108)                            14,397,235
                                           ---------------
U.S. GOVERNMENT and AGENCIES -- 89.5%
Mortgage Backed Securities
  1,000,000    Federal Home Loan Bank
               7.87% 04/19/00............        1,007,030
  3,000,000    Federal Home Loan Bank
               5.92% 06/29/00............        3,044,520
  3,000,000    Federal Home Loan Bank
               6.285% 07/28/00...........        3,082,980
  3,000,000    Federal National Mortgage
               Association
               6.14% 11/25/05............        3,043,140
  3,508,544    Federal National Mortgage
               Association
               7.00% 02/01/24............        3,538,191
  6,492,824    Federal National Mortgage
               Association
               7.00% 12/01/24............        6,547,689
  3,000,000    Federal Home Loan Mortgage
               Corp.
               6.783% 08/18/05...........        3,188,910
 10,000,000    Federal Home Loan Mortgage
               Corp. -- Gold 30 Year
               7.00% 01/01/26 (+)........       10,090,600
  3,469,095    GNMA
               8.50% 01/15/25............        3,644,907
    998,307    GNMA
               8.50% 06/15/25............        1,048,901
  9,761,409    GNMA
               7.50% 07/01/25............       10,050,347

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 1995 (continued)
--------------------------------------------------------------------------------

Principal Amount                                Value
------------------------------------------------------
$   197,212    GNMA
               9.50% 09/15/30............   $      207,873
 20,000,000    Resolution Funding Corp.
               Strip 01/15/11............        7,962,800
 15,000,000    Resolution Funding Corp.
               Strip P/O 01/15/30........        1,921,350
U.S. Treasury Bonds
  8,000,000    6.875% 08/15/25...........        9,022,480
 18,500,000    7.625% 02/15/25...........       22,621,985
  5,900,000    6.250% 08/15/23...........        6,070,569
U.S. Treasury Notes
    500,000    6.250% 05/31/00...........          516,795
  4,200,000    6.125% 09/30/00...........        4,326,000
U.S. Treasury Strips
  5,000,000    0.00% 02/15/19............        1,195,700
  2,000,000    0.00% 08/15/20............          435,360
                                           ---------------
TOTAL U.S. GOVERNMENT AND AGENCIES
  (cost $99,343,118)                           102,568,127
                                           ---------------
U.S. GOVERNMENT -- SHORT TERM -- 1.9%
U.S. Treasury Bill
  2,200,000    5.395% 01/18/96
               (cost $2,139,996)*........        2,139,996
                                           ---------------
REPURCHASE AGREEMENT -- 12.3%
 14,143,523    Repurchase Agreement With
               Cantor Fitzgerald, dated
               12/29/1995, due
               01/02/1996, proceeds at
               maturity of $14,151,254
               (collateralized by
               14,101,000 US Treasury
               Note, 0.00%-7.25%, due
               11/30/95-08/15/03 with a
               market value of
               $14,430,689) (cost
               $14,143,523)..............       14,143,523
                                           ---------------
OPTION CONTRACTS
$       150    Mar 96 Eurodollars Future
               Calls 03/18/96
               (cost $132,375)...........   $        5,625
                                           ---------------
TOTAL INVESTMENTS -- 116.3%
  (cost $129,126,120)                          133,254,506
Options written -- (.2%)                          (207,031)
Liabilities in excess of other
  assets -- (16.1%)......................      (18,435,053)
                                           ---------------
NET ASSETS -- 100.0%                        $  114,612,422
                                              ============

(+) "When issued" security.
 * This security has been segregated with the custodian to cover open futures contracts.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / December 31, 1995
--------------------------------------------------------------------------------

Principal Amount                                Value
------------------------------------------------------

CORPORATE BONDS and NOTES -- 78.4%
$  289,937    American Southwest Financial
              9.00% 03/01/18..............   $     301,079
 2,800,000    AT&T Capital Corp.
              6.10% 08/31/98..............       2,831,976
 1,000,000    Bacardi Martini
              5.75% 07/23/98..............         998,750
 3,500,000    Banponce Financial
              6.69% 09/21/00..............       3,585,369
 1,500,000    Becton Dickinson
              8.80% 03/01/01..............       1,689,555
 1,000,000    Bomt 1995-A B
              6.30% 07/15/02..............       1,015,930
 1,000,000    Carco 1991-3 A
              7.875% 08/15/96.............       1,013,750
 1,180,895    Cfat 1995-A CTFS
              6.45% 08/25/01..............       1,191,594
 1,000,000    Champion International
              9.70% 05/01/01..............       1,125,490
 1,000,000    Crane Co.
              7.25% 06/15/99..............       1,033,560
 3,500,000    DQU II Funding
              7.23% 12/01/99..............       3,615,325
 2,000,000    Electronic Data
              Systems 144A
              7.125% 05/15/05.............       2,133,460
 3,000,000    Equitable Life
              6.95% 12/01/05..............       3,037,500
 1,500,000    First Deposit Master Trust
              5.75% 06/15/01..............       1,509,375
 3,000,000    Fleet Financial Group
              9.90% 06/15/01..............       3,510,600
   500,000    Florida Gas Transmission
              7.75% 11/01/97..............         516,745
 1,500,000    General Motors
              Acceptance Corp.
              6.625% 10/01/02.............       1,541,160
 4,000,000    Grand Metropolitan
              Inv Corp
              0.00% 01/06/04..............       2,420,440
$1,500,000    Household Private Label
              Credit Card Master Trust II
              1994-2, Cl. B
              8.00% 09/20/03..............   $   1,580,145
   550,000    Houston Power & Lighting
              5.25% 01/01/97..............         545,490
 3,000,000    Hydro-Quebec
              7.375% 02/01/03.............       3,203,730
   768,765    IBM Credit Receivables
              Leased Asset Mst
              6.55% 07/16/01..............         783,701
 2,900,000    ITT Corp (New)
              6.25% 11/15/00..............       2,919,068
 1,100,000    Mellon Financial
              7.625% 11/15/99.............       1,169,388
   500,000    Premier Auto Trust
              1994-3, Cl. A-6
              6.85% 03/02/99..............         510,465
 1,000,000    Premier Auto Trust 1995-3
              6.25% 08/06/01..............       1,016,749
 1,000,000    Signet Credit Card
              Master Trust
              7.35% 09/15/02..............       1,047,810
 3,000,000    Six Flags Ent
              0.00% 12/15/99..............       2,272,500
 1,500,000    System Energy Resources
              6.00% 04/01/98..............       1,501,290
 1,690,000    Transco Energy INC
              9.125% 05/01/98.............       1,805,697
 3,500,000    TCI Communications
              7.31% 08/24/01..............       3,653,476
 1,000,000    United Illuminating
              7.00% 01/15/97..............       1,005,160
 1,500,000    United Illuminating
              7.375% 01/15/98.............       1,531,350
                                            --------------
TOTAL CORPORATE BONDS AND NOTES
  (cost $56,287,871)                            57,617,677
                                            --------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / December 31, 1995 (continued)
--------------------------------------------------------------------------------

Principal Amount                                Value
------------------------------------------------------
U.S. GOVERNMENT and AGENCIES -- 24.8%
$3,880,112    FNMA
              7.50% 10/01/25..............   $   3,979,539
   980,000    GNMA
              7.50% 12/15/25..............       1,008,787
 1,500,000    FNMA
              5.75% 09/25/18..............       1,481,715
   500,000    FNMA
              7.55% 06/10/04..............         525,390
 2,226,007    FHLMC-GNMA
              5.15% 08/25/12..............       2,173,829
 9,000,000    U.S. Treasury Note
              5.50% 02/28/99..............       9,061,830
                                            --------------
TOTAL U.S. GOVERNMENT AND AGENCIES
  (cost $17,813,360)                            18,231,090
                                            --------------
REPURCHASE AGREEMENT -- 1.9%
$1,400,000    Repurchase Agreement with
              Merrill Lynch, dated
              12/29/1995, 5.50%, due
              01/2/1996, proceeds at
              maturity of $1,400,856
              (collateralized by 1,410,000
              US Treasury Note, 5.625%,
              due 10/31/97, with a market
              value of $1,420,575) (cost
              $1,400,000).................   $   1,400,000
                                            --------------
TOTAL INVESTMENTS -- 105.1%
  (cost $75,501,231)                            77,248,767
Liabilities in excess of other
  assets -- (5.1%)........................      (3,768,285)
                                            --------------
NET ASSETS -- 100.0%                         $  73,480,482
                                             =============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Short-Term Bond Fund / December 31, 1995
--------------------------------------------------------------------------------

Principal Amount                                Value
   ------------------------------------------------------
U.S. GOVERNMENTS and AGENCIES -- 80.3%
              Mortgage Backed Securities
$1,278,537    FHLMC
              6.00% 08/15/20.............   $   1,274,139
   614,478    FHLMC
              9.50% 01/15/19.............         630,989
              U.S. Government Agencies
 2,050,000    FHLB Note
              8.25% 06/25/96.............       2,077,859
 2,755,000    FAMC
              6.80% 05/27/97.............       2,807,951
 3,200,000    FNMA Note
              6.77% 04/14/97.............       3,241,632
   425,000    FHLB Note
              5.87% 11/21/00.............         430,045
   580,000    FNMA Note
              6.27% 10/26/00.............         588,700
              U.S. Treasury Notes
   378,000    5.375% 05/31/98............         379,240
   250,000    5.625% 10/31/97............         251,835
 2,284,000    6.50% 04/30/99.............       2,367,503
 4,704,000    6.75% 04/30/00.............       4,950,207
 1,750,000    5.50% 12/31/00 (+).........       1,759,030
                                            -------------
TOTAL U.S. GOVERNMENTS AND AGENCIES
  (cost $20,457,504)                           20,759,130
                                            -------------
ASSET-BACKED SECURITIES -- 5.3%
   600,000    Contimortgage Hel Trust
              6.86% 07/15/10.............         608,063
   750,000    Equicredit Home Equity
              Trust
              6.45% 11/15/08.............         753,523
                                            -------------
TOTAL ASSET-BACKED SECURITIES
  (cost $1,347,938)                             1,361,586
                                            -------------
CORPORATE NOTES -- 14.6%
   500,000    Associates Corp N.A.
              8.25% 12/1/99..............         539,615
   500,000    Conagra, Inc.
              9.75% 11/1/97..............         532,925
   200,000    Carolina Power & Light
              5.375% 07/1/98.............         198,770
   200,000    Nippon
              9.50% 07/27/98.............         218,428
   500,000    Tenneco, Inc.
              10.00% 08/1/98.............         549,650
   300,000    Arizona Public Service
              7.625% 06/15/99............         312,669
   150,000    Republic of Ireland
              7.875% 12/1/01.............         165,006
   395,000    Norwest Corp.
              8.15% 11/1/01..............         437,644
   500,000    Southern New England Tel.
              6.50% 08/15/00.............         514,005
   300,000    WMX Technologies
              6.65% 05/15/05.............         311,742
                                            -------------
TOTAL CORPORATE NOTES
   (cost $3,599,949)                            3,780,454
                                            -------------
U.S. GOVERNMENTS --
  SHORT TERM -- 0.6%
   150,000    U.S. Treasury Bills
              5.28% 02/22/96
              (cost $147,492)............         147,492
                                            -------------
REPURCHASE AGREEMENT -- 10.0%
 2,595,879    Repurchase agreement with
              Cantor Fitzgerald, dated
              12/29/1995, due 01/02/1996,
              proceeds at maturity of
              $2,597,298 (collateralized
              by 2,592,000 US Treasury
              Note, 0.00%, due 9/30/97,
              with a market value of
              $2,650,715) (cost
              $2,595,879)................       2,595,879
                                            -------------
TOTAL INVESTMENTS -- 110.8%
  (cost $28,148,762)                           28,644,541
Liabilities in excess of other
  assets -- (10.8%)......................      (2,789,228)
                                            -------------
NET ASSETS -- 100.0%                        $  25,855,313
                                              ===========

(+) "When issued" security

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Notes to Financial Statements
  American Odyssey Funds, Inc./December 31, 1995
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION
     American Odyssey Funds, Inc., (the "Company"), was organized as a Maryland corporation in December, 1992. It is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of six separate funds (the "Fund(s)"): International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund, Intermediate-Term Bond Fund, and Short-Term Bond Fund. Shares of the Funds are offered only to life insurance companies and their affiliates for their separate and general accounts, and to qualified retirement plans.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A) SECURITIES VALUATION
     Securities traded on a national exchange and those traded on over-the-counter markets are valued at the last sales price; if there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair market value, at which time the security will be valued at their fair value as determined in good faith by the Board of Directors.
     Futures contracts and options are valued based upon their quoted daily settlement prices.

B) OFF BALANCE SHEET RISK
     The Funds may utilize futures contracts, options, and forward foreign currency contracts for hedging purposes. The primary risks associated with the use of these financial instruments for hedging purposes are (a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, and (b) the possibility of an illiquid market. As a result, the use of these financial instruments may involve, to a varying degree, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

C) FUTURES CONTRACTS
     Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

D) OPTIONS
     The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked to market" to reflect the current market value of the option purchased. The current market value of a purchased option is the last reported sale price on the principal exchange on which such option is traded. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.
     The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

E) FORWARD FOREIGN CURRENCY CONTRACTS
     The International Equity Fund may enter into forward foreign currency contracts to hedge future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as a unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values and interest rates.

F) REPURCHASE AGREEMENTS
     The Funds may enter into repurchase agreements (on an individual Fund basis or in conjunction with the other Funds) with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with a custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obliga-tion, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

G) CURRENCY TRANSLATION
     Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the respective fiscal yearends. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued.
     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

H) ORGANIZATION EXPENSES
     Organization expenses totaling $147,450 have been deferred and are being amortized on a straight-line basis through May, 1998. If any of the initial shares of the Company are redeemed by any shareholder during the period of amortization of organization expenses, the redemption proceeds will be reduced by the pro rata amount of unamortized organization expenses based on the number of initial shares being redeemed to the number of initial shares outstanding at the time of redemption.

I) TAXES
     It is the Company's policy to comply with the provisions of the Internal Revenue Code applicable to a regulated investment company. Under such provisions, the Company will not be subject to federal income tax as the Company intends to distribute as dividends substantially all of the net investment income, if any, of each Fund. The Company also intends to distribute annually all of its net realized capital gains. Such dividends and distributions are automatically reinvested in additional shares of the Funds.
     Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. As a result, dividends and distributions differed from net investment income and net realized capital gains due to timing differences, primarily the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. In addition, at December 31, 1995, the Emerging Opportunity Fund decreased additional paid-in capital by $331,697 and increased undistributed net investment income by $331,697. This reclassification was due to the Fund's inability to carry net operating losses forward to future years.

J) SECURITIES TRANSACTIONS
     Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily as earned.

NOTE 3. MANAGEMENT, TRANSFER AGENCY AND SUBADVISORY AGREEMENTS AND
TRANSACTIONS WITH AFFILIATES
     The Company has entered into a management agreement with American Odyssey Funds Management, Inc. (AOFM), pursuant to which AOFM manages the investment operations of the Company and administers the Company's affairs. AOFM has entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. AOFM supervises the subadvisers' performance of advisory services and will make recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. AOFM pays for the costs pursuant to the subadvisory agreements, the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company. The Company bears all other costs and expenses.
     Under the terms of the management agreement, the Funds pay AOFM a management fee based on average daily net assets as follows: International Equity Fund, .70% for the first $50 million in assets, .65% for the next $50 million in assets, and .55% for the assets over $100 million; Emerging Opportunities Fund, .65% for the first $100 million in assets and .55% for the assets over $100 million; Core Equity Fund, .60% for the first $100 million in assets and .55% for the assets over $100 million; Long-Term Bond Fund, .50% and
 .70% for the first $250 million in U.S. and non-U.S. assets, respectively, and .40% and .60% for U.S. and non-U.S. assets, respectively, over $250 million;
Intermediate-Term Bond Fund, .50% for the first $100 million in assets, .45% for the next $100 million in assets, and .40% for assets over $200 million; Short-Term Bond Fund, .50% for the first $100 million in assets and .40% for assets over $100 million.
     AOFM has agreed to limit the expenses for each Fund and reimburse expenses to the extent that each Fund's aggregate expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceeds the expense limitation for that Fund through May 1996. The expense limitations for the Funds, as a percentage of the average daily net assets, are as follows: International Equity Fund, 1.25%; Emerging Opportunities Fund, 1.00%; Core Equity Fund, 1.00%; Long-Term Bond Fund, .75%; Intermediate-Term Bond Fund, .75%; and Short-Term Bond Fund, .75%. AOFM, at its discretion, may extend this period past May 1996. Thereafter, each Fund is required to reimburse AOFM for any fees it waived or expenses it reimbursed pursuant to these expense limitations, provided that such reimbursement would not cause the total expense ratio to exceed the expense limitations set forth above. AOFM's management fees for 1994 were $1,593,356, of which $55,541 was reimbursed to the Funds. AOFM's management fees for 1995 were $3,073,603. An additional $158,170 was paid to AOFM for reimbursement of previous fees waived and expenses reimbursed. As of December 31, 1995, the International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund and Intermediate-Term Bond Fund have reimbursed AOFM for all fees it waived and expenses it reimbursed. The Short-Term Bond Fund is currently reimbursing AOFM and has a potential future liability to reimburse AOFM amounting to $64,090. AOFM has acknowledged that upon termination of the Investment Management Agreement be-tween AOFM and the Funds, the portfolio's would not be liable for any waived or reimbursed fees which have not been repaid.
     The Company has entered into a transfer agency agreement with AOFM pursuant to which AOFM is responsible for shareholders' record keeping and communications. AOFM does not currently charge any additional fees for these services.
     Under the subadvisory agreements, AOFM pays each subadviser a fee that is computed daily and paid monthly at the annual rates based on the value of the Fund's average daily net assets as follows: International Equity Fund, .45% for the first $50 million in assets, .40% for the next $50 million in assets, and
 .30% for assets over $100 million; Emerging Opportunities Fund, .40% for the first $100 million in assets and .30% for assets over $100 million; Core Equity Fund, .35% for the first $100 million in assets and .30% for assets over $100 million; Long-Term Bond Fund, .25% and .45% for the first $250 million in U.S. and non-U.S. assets, respectively, and .15% and .35% for U.S.and non-U.S. assets, respectively, over $250 million: Intermediate-Term Bond Fund, .25% for the first $100 million in assets, .20% for the next $100 million in assets, and
 .15% for assets over $200 million; and Short-Term Bond Fund, .25% for the first $100 million in assets and .15% for assets over $100 million.
     Travelers Asset Management International Corporation, an affiliate of AOFM, serves as subadviser for the Intermediate-Term Bond Fund.

NOTE 4. DIRECTED BROKERAGE
ARRANGEMENTS
     The International Equity Fund and Core Equity Fund have entered into brokerage service arrangements with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker dealers. In no event would the Fund pay additional brokerage or receive inferior execution of transactions for fund brokerage so allocated.
     Under these arrangements for the year ended December 31, 1995, broker-dealers paid custodian expenses for the International Equity Fund and Core Equity Fund of $10,269 and $19,106 respectively.

NOTE 5. SECURITIES TRANSACTIONS
     The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the year ended December 31, 1995, were:

                                                  Emerging                                          Intermediate-
                              International     Opportunities     Core Equity       Long-Term           Term          Short-Term
                               Equity Fund          Fund              Fund          Bond Fund         Bond Fund        Bond Fund
                              -------------     -------------     ------------     ------------     -------------     -----------
Purchases:
  Government................   $         --      $        --      $         --     $365,335,808     $  51,747,539     $24,379,073
  Non-Government............     49,714,116       77,412,960       102,191,148     $ 27,278,508        66,466,929       3,821,589
                              -------------     -------------     ------------     ------------     -------------     -----------
  Total.....................   $ 49,714,116      $77,412,960      $102,191,148     $392,614,316     $ 118,214,468     $28,200,662
                                ===========      ===========      ============     ============      ============     ===========
Sales:
  Government................   $         --      $        --      $         --     $331,415,495     $  50,480,123     $18,168,939
  Non-Government............     21,795,449       44,119,184        55,003,387       19,131,905        39,691,745         883,905
                              -------------     -------------     ------------     ------------     -------------     -----------
  Total.....................   $ 21,795,449      $44,119,184      $ 55,003,387     $350,547,400     $  90,171,868     $19,052,844
                                ===========      ===========      ============     ============      ============     ===========

At December 31, 1995, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund was as follows:

                                                  Emerging                                          Intermediate-
                              International     Opportunities     Core Equity       Long-Term           Term          Short-Term
                               Equity Fund          Fund              Fund          Bond Fund         Bond Fund        Bond Fund
                              -------------     -------------     ------------     ------------     -------------     -----------
Federal Income Tax Cost.....   $ 83,059,291     $ 127,623,898     $155,963,226     $129,126,120      $75,501,231      $28,148,762
Gross Unrealized
  Appreciation..............     12,154,690        41,435,653       36,098,623        4,339,347        1,783,748          495,779
Gross Unrealized
  (Depreciation)............     (2,530,241)        5,195,867          685,011          210,961           36,212               --

NOTE 6. FUTURES CONTRACTS
     At December 31, 1995, the Long-Term Bond Fund had entered into the following futures contracts:

                                                                                                                Unrealized
      Number                                Underlying             Expiration     Nominal        Nominal      Appreciation/
   of Contracts    Face Value                Security                 Date          Cost          Value       (Depreciation)
  ---------------  -----------   --------------------------------  ----------   ------------   ------------   --------------
  Short Position
   -------------
        150        $15,000,000   5 Year U.S. Treasury Notes         3/20/96     $(16,433,250)  $(16,560,938)    $ (127,688)
        135         13,500,000   30 Year U.S. Treasury Bonds        3/20/96      (15,706,800)   (16,398,281)      (691,481)
                                                                                ------------   ------------   --------------
                                 Total Short Position                           $(32,140,050)  $(32,959,219)    $ (819,169)
                                                                                ============   ============   ============

NOTE 7. WRITTEN OPTIONS
     The Long Term Bond Fund's activity in written options during the year ended December 31, 1995 was as follows:

                                                                                              Number of
                                                                                               Options      Premiums
                                                                                              ---------     ---------
Options Outstanding at December 31, 1994..................................................         --              --
    Options Written.......................................................................        700       $ 912,860
    Options Cancelled in Closing Transactions.............................................       (175)       (134,625)
    Options Expired.......................................................................       (250)       (198,125)
    Options Exercised.....................................................................       (175)       (373,688)
                                                                                              ---------     ---------
Options Outstanding at December 31, 1995..................................................        100         206,422
                                                                                              =========     =========
Cost of Closing Transactions..............................................................                     53,516

NOTE 8. FORWARD FOREIGN CURRENCY CONTRACTS
     The International Equity Fund had forward foreign currency contracts which contractually obligates the Fund to deliver currencies at specified future dates. The following contracts were open at December 31, 1995:

                                                                   Foreign
                                                                   Contract       Settlement                    Unrealized
                     Contract to Deliver                            Value            Date          Value       Depreciation
-------------------------------------------------------------   --------------    ----------    -----------    ------------
Swiss Franc..................................................       7,799,600       1/16/96     $ 6,772,163      $ 27,837
Netherlands Guilder..........................................      12,658,000       1/30/96       7,886,102       113,898
French Franc.................................................       5,406,000       2/13/96       1,102,888         1,391
Japanese Yen.................................................     113,000,000       2/22/96       1,099,661        20,971
German Deutsche Marx.........................................       3,566,000       3/27/96       2,493,303        (5,772)
                                                                                                -----------    ------------
    Total....................................................                                   $19,354,117      $158,325
                                                                                                ===========    ==========

NOTE 9. FEDERAL INCOME TAXES
     For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 1995 which are available to offset future capital gains, if any.

                                                                                            Capital Loss    Expiration
                                                                                            Carryforward       Date
                                                                                            ------------    ----------
International Equity Fund.................................................................    $ 89,338         2003
Short Term Bond Fund......................................................................     180,767         2002

                       REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and
Board of Directors of the
American Odyssey Funds, Inc.:

     We have audited the accompanying statements of assets and liabilities, including the statements of portfolio of investments, of the American Odyssey Funds, Inc., comprising, respectively, the International Equity, Emerging Opportunities, Core Equity, Long-Term Bond, Intermediate-Term Bond, and Short-Term Bond Funds, (the "Fund"), as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from May 17, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting American Odyssey Funds, Inc. as of December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

New York, New York
February 1, 1996

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